                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  JUNE 4, 2001
                        (DATE OF EARLIEST EVENT REPORTED)


                                  JULY 30, 2001
                                  -------------
                                (Date of Report)


                           RETURN ASSURED INCORPORATED

             (Exact name of registrant as specified in its charter)



           DELAWARE                                 0-21679                                    13-3896069
------------------------------             ---------------------------                ----------------------------
 (State or other jurisdiction of            (Commission File Number)              (IRS Employer Identification Number)
  incorporation or organization)



      1901 AVENUE OF THE STARS, SUITE 1710, LOS ANGELES, CALIFORNIA      90067
--------------------------------------------------------------------------------
               (Address of principal executive offices)               (Zip Code)



                                  888-884-8809
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          ------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)



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Item 5. Other Events.

         MERGER AGREEMENT

         On June 4, 2001, Return Assured Incorporated (the "Company"), IBUI Acquisition Corporation, a Nevada corporation and a wholly owned subsidiary of the Company, and Internet Business's International, Inc. ("IBUI"), a publicly-traded Nevada corporation (OTCBB:IBUI), entered into an Agreement and Plan of Merger and Share Exchange ( the "Merger Agreement"). The Merger Agreement provides, among other things, for IBUI Acquisition Corporation to be merged with and into IBUI and for a share exchange between the shareholders of IBUI and the Company. Pursuant to the Merger Agreement, each of the outstanding shares of IBUI will be converted into the right to receive 0.14 shares of the Company's common stock. In connection with the Merger transaction, the Company will conduct a 1:6 reverse split of its common stock. Upon the completion of the transactions contemplated in the Merger Agreement (the "Transactions"), IBUI will become a wholly-owned subsidiary of the Company and the current shareholders of IBUI will own approximately 90% of the Company. The merger, a purchase transaction, will be accounted for as a reverse merger with IBUI as the accounting acquiror.

         The description of the Merger Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the LOI, which is filed as Exhibit 10.1 hereto and is hereby incorporated herein by reference. The press release is filed as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

         Statements regarding completion, timing or effect of the Transactions, as well as any other statements that are not historical facts in this Form 8-K, are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include, but are not limited to, the risk that the parties will not be able to satisfy one or more of the closing conditions. Should one or more these risk or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. There can be no assurance that the parties will consummate the Transactions contemplated by the Merger Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  None.

(b)  Exhibits.




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         10.1     Agreement and Plan of Merger and Share Exchange between
                  Return Assured Incorporated, Internet Business's International, Inc and IBUI Acquisition Corporation. *

         99.1     Press Release dated July 10, 2001

         * INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 10.1 TO RETURN ASSURED INCORPORATED'S AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-62546), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 2001.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    RETURN ASSURED INCORPORATED





Date:  July 30, 2001                By: /s/Michael Sweatman
                                       -----------------------------------------
                                           Michael Sweatman
                                           Vice President of Finance and Chief
                                           Accounting Officer






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                                  EXHIBIT INDEX

         10.1 Agreement and Plan of Merger and Share Exchange between Return Assured Incorporated, Internet Business's International, Inc and IBUI Acquisition Corporation. *

         * INCORPORATED HEREIN BY REFERENCE TO EXHIBIT 10.1 TO RETURN ASSURED INCORPORATED'S AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT ON FORM S-3 (FILE NO. 333-62546), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 26, 2001.

         99.1     Press Release dated July 10, 2001